EXHIBIT 23.1
              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Silk Botanicals.Com, Inc.

We hereby consent to the use in the 1st Amendment of the Registration Statement on Form 10SB of our report dated August 11, 1999, relating to the financial statements of Silk Botanicals. Com, Inc.

                                                Sweeney, Gates & Co.

Fort Lauderdale, Florida
August 18, 1999